    SUPPLEMENT TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

                       CREDIT SUISSE WARBURG PINCUS TRUST
                      GLOBAL TELECOMMUNICATIONS PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                         STRATEGIC SMALL CAP PORTFOLIO
                         SMALL COMPANY GROWTH PORTFOLIO
                           SMALL CAP VALUE PORTFOLIO
                                VALUE PORTFOLIO
                              BLUE CHIP PORTFOLIO
                              HIGH YIELD PORTFOLIO
                           EMERGING GROWTH PORTFOLIO
                           EMERGING MARKETS PORTFOLIO
                     GLOBAL POST-VENTURE CAPITAL PORTFOLIO

The following information supersedes certain information in the Trust's Prospectuses and Statements of Additional Information.

Effective on or about December 12, 2001, the Credit Suisse Warburg Pincus family of funds will be renamed the "Credit Suisse" family of funds, and each fund's name will be changed to reflect this new designation. In addition, beginning on or about December 12, the fund family's new internet address will be changed to www.creditsuissefunds.com and the net asset values of the Credit Suisse family of funds will be listed in The Wall Street Journal under the heading "Credit Suisse." You can also find information about the Credit Suisse family of funds by calling 800-222-8977.

In addition, effective on or about December 12, 2001, the following changes will be implemented.

NAME CHANGES

The portfolios set forth below will be renamed as follows:

          CURRENT NAME                       NEW NAME
          ------------                       --------
- Small Company Growth Portfolio   Small Cap Growth Portfolio
- Value Portfolio                  Large Cap Value Portfolio
- International Equity Portfolio   International Focus Portfolio

POLICY CHANGES

For the Value Portfolio only:

  The portfolio will implement a policy of generally investing at least 65% of its assets in equity securities of U.S. companies with large market capitalizations, which is defined as companies with market capitalizations equal to or greater than the smallest company in the Russell 1000 Index.

For the International Equity Portfolio only:

  The portfolio will implement a strategy of investing in equity securities of approximately 40-60 companies. The portfolio's 15 largest holdings may account for 40% or more of the portfolio's assets. As a result of this strategy, the portfolio may be subject to greater volatility than a fund that invests in larger number of issuers.

Not all portfolios may be offered through your insurance product or pension or retirement plan.

Dated: November 8, 2001                                                  16-1001
                                                                             for
                                                                           TRIUS
                                                                           TRVAL
                                                                           TREMG
                                                                           TRGLT
                                                                           TRCDC
                                                                           TREPX
                                                                           TREMK
                                                                           TRIPS
                                                                           TRSCG
                                                                           TRGPV